EX-99.1

                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-QSB of Lexoington Barron Technologies, Inc. for the quarter ended March
31, 2003, I, Phillip Kilgore, President, Chief Executive Officer and Chief Financial Officer of Lexington Barron Technologies, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-QSB for the quarter ended March
31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-
QSB for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Lexington Barron Technologies, Inc.

                                 By:  Phillip Kilgore


                                 /s/ Phillip Kilgore
                                 -------------------
                                 President, Principal Executive Officer and
                                 Principal Financial Officer


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